UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Odonate Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF THE 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 22, 2019

To the Stockholders of Odonate Therapeutics, Inc.:

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Odonate Therapeutics, Inc. (the “Company”) will be held at 4747 Executive Drive, San Diego, California 92121 on July 22, 2019 at 9:00 a.m. Pacific Time. The Annual Meeting will be held for the following purposes, as more fully described in the accompanying Definitive Proxy Statement (the “Proxy Statement”):

1.	To elect the 7 director nominees named in the Proxy Statement to serve until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To ratify the selection of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

3.	To approve the Company’s executive compensation on an advisory basis;

4.	To approve the amendment of the Odonate Therapeutics, Inc. 2017 Stock Option Plan to increase the number of shares of common stock issuable thereunder by 1,500,000; and

5.	To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on June 21, 2019 are entitled to notice of, and to vote on, the proposals described in the Proxy Statement.

By Order of the Board of Directors,

/s/ Kevin Tang
Kevin Tang Chairman and Chief Executive Officer

San Diego, California
June 28, 2019

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Stockholders to Be Held on July 22, 2019

The Proxy Statement and Annual Report for the year ended December 31, 2018 are available at www.proxydocs.com/ODT.

i

DEFINITIVE PROXY STATEMENT

FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

Why am I receiving these proxy materials?

You are receiving these proxy materials, including this Definitive Proxy Statement (the “Proxy Statement”), the Notice of the 2019 Annual Meeting of Stockholders, the 2018 Annual Report and the proxy card or voting instruction form, in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Odonate Therapeutics, Inc. (“we,” “us,” “our” or the “Company”) for use at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on July 22, 2019 at 9:00 a.m. Pacific Time at 4747 Executive Drive, San Diego, California 92121, or at any other time following adjournments or postponements thereof. You are invited to attend the Annual Meeting and are entitled to, and requested to, vote on the proposals described in this Proxy Statement. The proxy materials are being mailed to our stockholders on or about June 28, 2019.

Who can vote?

Only stockholders of record at the close of business on June 21, 2019 (the “Record Date”) are entitled to notice of, and to vote on, the proposals described in this Proxy Statement at the Annual Meeting. At the close of business on the Record Date, 26,763,656 shares of our common stock were issued and outstanding.

What is the difference between holding shares of common stock as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares of Common Stock Registered in Your Name

If your shares of common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered to be, with respect to those shares of common stock, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy via telephone or the Internet.

Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian

If your shares of common stock are held by a broker, fiduciary or custodian, you are considered the beneficial owner of shares of common stock held in “street name,” and these proxy materials are being forwarded to you from that broker, fiduciary or custodian. As the beneficial owner of shares of common stock held in “street name,” you have the right to direct your broker, fiduciary or custodian how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote in person at the Annual Meeting unless you obtain a “legal proxy” from your broker, fiduciary or custodian giving you the right to vote at the Annual Meeting.

What am I voting on?

The proposals to be voted on at the Annual Meeting are as follows:

1.	Election of the 7 director nominees named in this Proxy Statement to serve until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	Ratification of the selection of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

3.	Advisory approval of the Company’s executive compensation; and

4.	Approval of the amendment of the Odonate Therapeutics, Inc. 2017 Stock Option Plan (the “2017 Plan”) to increase the number of shares of common stock issuable thereunder by 1,500,000.

How does the Board recommend that I vote?

The Board recommends that you vote your shares of common stock “FOR” each director nominee and “FOR” Proposals 2, 3 and 4.

What if another matter is properly brought before the Annual Meeting?

As of the date of filing this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote on such matters in accordance with their best judgment.

How many votes do I have?

Each share of common stock is entitled to one vote on each proposal to be voted on at the Annual Meeting. Shares of common stock cannot be voted at the Annual Meeting unless the holder thereof is present at the Annual Meeting, either in person or represented by proxy.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares of common stock may be registered in more than one name or held in different accounts. Please complete, sign, date and return each proxy card or voting instruction form that you receive to ensure that all of your shares of common stock are voted.

How do I vote?

Stockholder of Record: Shares of Common Stock Registered in Your Name

If you are the stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy via telephone or the Internet. We have enclosed a proxy card for you to use, which also contains instructions on how to vote via telephone or the Internet. The shares of common stock represented by each signed and returned proxy will be voted at the Annual Meeting by the persons named as proxies in the accompanying proxy card in accordance with the instructions indicated on the proxy card. Even if you plan to attend the Annual Meeting, we recommend that you also submit your vote by proxy so that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.

Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian

If you are the beneficial owner of shares of common stock held in “street name,” you may direct your broker, fiduciary or custodian how to vote using the enclosed voting instruction form provided by your broker, fiduciary or custodian. Since you are not the stockholder of record, you may not vote in person at the Annual Meeting unless you obtain a “legal proxy” from your broker, fiduciary or custodian giving you the right to vote at the Annual Meeting.

What happens if I do not vote?

Stockholder of Record: Shares of Common Stock Registered in Your Name

If you are the stockholder of record and do not vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy via telephone or the Internet, your shares of common stock will not be voted at the Annual Meeting and will not be counted toward the quorum requirement.

Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian

If you are the beneficial owner of shares of common stock held in “street name” and do not direct your broker, fiduciary or custodian how to vote your shares of common stock, your broker, fiduciary or custodian will only be able to vote your shares of common stock with respect to proposals considered to be “routine.” Your broker, fiduciary or custodian is not entitled to vote your shares of common stock with respect to “non-routine” proposals. Such inability of your broker, fiduciary or custodian to vote on a “non-routine” proposal for which no instruction is received from the beneficial owner is referred to as a “broker non-vote.”

“Non-routine” proposals are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if uncontested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation) and certain corporate governance proposals (even if supported by management). The ratification of the selection of an independent public accounting firm is generally considered to be a “routine” proposal. Because rulings on proposals are made pursuant to rules and interpretations governing the conduct of brokerage firms rather than rules that apply directly to the Company, we have not made any determinations or predictions on how such rulings will be made. However, we have indicated below with respect to each proposal what the effect of a broker non-vote would be if a broker non-vote is returned with respect to that proposal. Broker non-votes will be counted toward the quorum requirement.

What if I sign and return a proxy card or otherwise vote but do not indicate specific choices?

Stockholder of Record: Shares of Common Stock Registered in Your Name

If you are the stockholder of record and sign and return your proxy card without giving specific instructions, the persons named as proxies in the accompanying proxy card will vote your shares of common stock “FOR” the proposals set forth in this Proxy Statement based on the recommendations of the Board. Your shares of common stock will be counted toward the quorum requirement.

Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian

If you are the beneficial owner of shares of common stock held in “street name” and sign and return your voting instruction form without giving specific instructions, your broker, fiduciary or custodian will only be able to vote your shares of common stock with respect to proposals considered to be “routine.” Your broker, fiduciary or custodian is not entitled to vote your shares of common stock with respect to “non-routine” proposals, resulting in a broker non-vote with respect to such proposals.

Can I change my vote after I submit my proxy?

Stockholder of Record: Shares of Common Stock Registered in Your Name

If you are the stockholder of record, you may revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:

1.

You may send a written notice to our Secretary at our principal executive offices located at 4747 Executive Drive, Suite 510, San Diego, California 92121 stating that you would like to revoke your proxy;

2.	You may complete and submit a new proxy card, but it must bear a later date than the original proxy, or you may submit new proxy instructions via telephone or the Internet; or

3.	You may vote in person at the Annual Meeting. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy is the one that will be counted.

Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian

If you are the beneficial owner of shares of common stock held in “street name,” you must follow the instructions you receive from your broker, fiduciary or custodian with respect to changing your vote.

What is the quorum requirement?

The holders of a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting must be present at the Annual Meeting, either in person or represented by proxy, to constitute a quorum. A quorum is required to transact business at the Annual Meeting.

Your shares of common stock will be counted toward the quorum only if you submit a valid proxy (or a valid proxy is submitted on your behalf by your broker, fiduciary or custodian) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or the holders of a majority of shares of common stock present at the Annual Meeting, either in person or represented by proxy, may adjourn the Annual Meeting to another date.

How many votes are required to approve each proposal and how are votes counted?

Votes will be counted by the Inspector of Elections appointed for the Annual Meeting.

Proposal 1: Election of Directors

In an uncontested election (i.e., an election where the number of director nominees equals the number of director positions up for election), such as the one taking place at the Annual Meeting, directors are elected by a majority of the votes cast, meaning each director nominee must receive a greater number of shares of common stock voted “FOR” his or her election than the number of shares of common stock voted “AGAINST” his or her election in order to be elected.

You may vote “FOR”, “AGAINST” or “ABSTAIN” for each of the director nominees. If you “ABSTAIN” from voting with respect to one or more director nominees, your vote will have no effect on the election of such nominees. In the election of directors, you may vote for no more than 7 director nominees, and you may not cumulate votes. Broker non-votes will have no effect on the election of the director nominees.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

Ratification of the selection of the Company’s independent registered public accounting firm requires a “FOR” vote from the holders of a majority of shares of common stock present at the Annual Meeting, either in person or represented by proxy, and entitled to vote on the proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting with respect to this proposal, your vote will have the same effect as a vote “AGAINST” the proposal. If this proposal is considered to be “routine,” there will not be any broker non-votes with respect to this proposal.

Proposal 3: Advisory Approval of Executive Compensation

Advisory approval of the Company’s executive compensation requires a “FOR” vote from the holders of a majority of shares of common stock present at the Annual Meeting, either in person or represented by proxy, and entitled to vote on the proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting with respect to this proposal, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the vote for this proposal.

Proposal 4: Approval of the Amendment of the Odonate Therapeutics, Inc. 2017 Stock Option Plan

Approval of the amendment of the 2017 Plan requires a “FOR” vote from the holders of a majority of shares of common stock present at the Annual Meeting, either in person or represented by proxy, and entitled to vote on the proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting with respect to this proposal, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the vote for this proposal.

Who is paying for this proxy solicitation?

We will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. We may also reimburse brokers, fiduciaries or custodians for the cost of forwarding proxy materials to beneficial owners of shares of common stock held in “street name.”

Our employees, officers and directors may solicit proxies in person or via telephone or the Internet. We will not pay additional compensation for any of these services.

How can I find out the voting results?

We expect to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within 4 business days after the Annual Meeting.

When are stockholder proposals and director nominations due for next year’s annual meeting?

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), stockholders who wish to submit proposals for inclusion in the proxy statement for the 2020 Annual Meeting of Stockholders must send such proposals to our Secretary at 4747 Executive Drive, Suite 510, San Diego, California 92121. Such proposals must be received by us as of the close of business on February 28, 2020.

As set forth in our bylaws, if a stockholder intends to make a nomination for director election or present a proposal for other business (other than pursuant to Rule 14a-8 of the Exchange Act) at the 2020 Annual Meeting of Stockholders, the stockholder’s notice must be received by our Secretary no later than the

90th day before the anniversary of the last annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, the stockholder’s notice must be delivered no later than the 20th day after the first public announcement of the date of such annual meeting by the Company. Therefore, unless the 2020 Annual Meeting of Stockholders is more than 30 days before or more than 30 days after July 22, 2020, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8 of the Exchange Act) must be received by April 23, 2020. Such nominations or proposals may or may not be included in the proxy statement.

Any stockholder proposal must be a proper matter for stockholder action and must comply either with Rule 14a-8 of the Exchange Act or the terms and conditions set forth in our bylaws, as applicable.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote to elect the 7 director nominees to serve until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Our Board has unanimously nominated Kevin Tang, Jeff Vacirca, Aaron Davis, Laura Johnson Douglass, Craig Johnson, Robert Rosen and George Tidmarsh for election to our Board. For more information about each nominee, see the section titled “Directors, Executive Officers and Corporate Governance” in this Proxy Statement. The director nominees have indicated that they are willing and able to serve as directors.

If any of the director nominees become unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by our Board, or the Board may decrease the size of the Board.

Board Recommendation

The Board recommends a vote “FOR” the election of each of the director nominees set forth above to serve until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

PROPOSAL 2: RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Squar Milner LLP as the Company’s independent registered accounting firm for the year ending December 31, 2019. At the Annual Meeting, the stockholders will vote to ratify the selection of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. Representatives of Squar Milner LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Squar Milner LLP as the Company’s independent registered public accounting firm is not required by law or our bylaws. However, our Audit Committee is submitting the selection of Squar Milner LLP to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, our Audit Committee will reconsider its selection. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

The following table represents aggregate fees billed to us by Squar Milner LLP for each of the periods below:

	Year Ended
	December 31,
	2018	2017
Audit Fees(1)	$109,383	$203,342
Audit-related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$109,383	$203,342
(1)

“Audit Fees” consists of fees for professional services provided in connection with: (i) the audit of our annual financial statements; (ii) the reviews of our quarterly financial statements; and (iii) the consents and other services related to SEC filings.

Our Audit Committee approves in advance all services provided by the Company’s independent registered public accounting firm. All engagements of the Company’s independent registered public accounting firm for 2018 and 2017 were approved by the Audit Committee.

Board Recommendation

The Board recommends a vote “FOR” the ratification of the selection of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

PROPOSAL 3: ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

At the Annual Meeting, the stockholders will vote to approve the Company’s executive compensation on an advisory basis in accordance with Section 14A of the Exchange Act (the “say-on-pay” vote). The say-on-pay vote is an advisory vote on the compensation of the Company’s Named Executive Officers (the “NEOs”), as such compensation is disclosed pursuant to Item 402 of Regulation S-K in the section titled “Executive Compensation” in this Proxy Statement. The say-on-pay vote is not a vote on the Company’s general compensation policies, compensation of the Company’s Board or the Company’s compensation policies as they relate to risk management.

As an advisory vote, the say-on-pay vote is not binding on either the Company or the Board. However, our Board values the opinions of our stockholders, and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, the Company will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this proposal:

RESOLVED, that the stockholders of Odonate Therapeutics, Inc. approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in the section titled “Executive Compensation” in the Company’s Definitive Proxy Statement for the 2019 Annual Meeting of Stockholders.

We hold say-on-pay votes annually. The next say-on-pay vote is expected to occur at the 2020 Annual Meeting of Stockholders.

Board Recommendation

The Board recommends a vote “FOR” the foregoing resolution to approve the compensation of the Company’s NEOs on an advisory basis.

PROPOSAL 4: APPROVAL OF THE AMENDMENT OF THE ODONATE THERAPEUTICS, INC. 2017 STOCK OPTION PLAN

At the Annual Meeting, the stockholders will vote to approve the amendment of the 2017 Plan to increase the number of shares of common stock issuable thereunder by 1,500,000. The share increase is the only change to the 2017 Plan contemplated by the proposed amendment.

The purpose of the 2017 Plan is to promote and closely align the interests of our employees, officers, directors and consultants with those of our stockholders by providing equity-based compensation in the form of stock options. The objectives of the 2017 Plan are to attract and retain the best available personnel and to motivate participants to optimize the success of the Company through incentives that link the personal interests of participants to those of the Company’s stockholders.

Odonate Therapeutics, Inc. 2017 Stock Option Plan

The following description of the 2017 Plan is not intended to be complete and is qualified in its entirety by the complete text of the 2017 Plan, as proposed to be amended, a copy of which is attached hereto as Appendix A and is incorporated by reference herein. Stockholders are urged to read the 2017 Plan in its entirety.

Administration

The 2017 Plan is administered by our Compensation Committee. The Compensation Committee has broad authority, subject to the provisions of the 2017 Plan, to administer and interpret the 2017 Plan. All decisions and actions of the Compensation Committee are final.

Eligibility

Stock options may be granted to employees, officers, directors and consultants of the Company, provided that options intending to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) may only be granted to employees. As of December 31, 2018, 130 employees and 6 non-employee directors were eligible to participate in the 2017 Plan.

Stock Subject to the Odonate Therapeutics, Inc. 2017 Stock Option Plan

The maximum number of shares of common stock that may be issued under the 2017 Plan is 6,300,000, subject to certain adjustments in the event of a change in the Company’s capitalization. Shares of common stock issued under the 2017 Plan may be either authorized and unissued shares or previously issued shares acquired by the Company. The aggregate number of shares available for issuance at any time will not be reduced by: (i) shares subject to options that have been terminated, expired unexercised, forfeited or settled in cash; (ii) shares subject to options that have been retained or withheld by the Company in payment or satisfaction of the exercise price or tax withholding obligation of an option; or (iii) shares subject to options that otherwise do not result in the issuance of shares in connection with payment or settlement thereof. In addition, shares that have been delivered (either actually or by attestation) to the Company in payment or satisfaction of the exercise price or tax withholding obligation of an option will be available for issuance under the 2017 Plan. The aggregate number of shares of common stock that may be issued pursuant to the exercise of incentive stock options granted under the 2017 Plan is equal to 6,300,000, subject to adjustment for certain changes in the Company’s capitalization.

Limit on Non-Employee Director Compensation

The aggregate dollar value of equity-based (based on the grant-date fair value of options) and cash compensation granted under the 2017 Plan or otherwise during any calendar year to any one non-

employee director may not exceed $500,000, except in the calendar year in which a non-employee director first joins the Board or is designated as Chairman of the Board.

Stock Options

All stock options granted under the 2017 Plan will be evidenced by a written agreement with the participant, which provides, among other things, whether the option is intended to be an incentive stock option or a non-qualified stock option, the number of shares subject to the option, the exercise price, exercisability (or vesting) and the term of the option, which generally may not exceed 10 years. Subject to the express provisions of the 2017 Plan, options generally may be exercised over such period, in installments or otherwise, as the Compensation Committee may determine. The exercise price for any stock option granted may not generally be less than the fair market value of the common stock on the grant date. The exercise price may be paid in cash or such other method as determined by the Compensation Committee. Other than in connection with a change in the Company’s capitalization, we will not, without stockholder approval, reduce the exercise price of a previously awarded option, and, at any time when the exercise price of a previously awarded option is above the fair market value of a share of common stock, we will not, without stockholder approval, cancel and re-grant or exchange such option for cash or a new award with a lower (or no) exercise price.

Performance Criteria

The Compensation Committee may specify certain performance criteria that must be satisfied before stock options will be granted or vest. The performance goals may vary from participant to participant, group to group and period to period.

Termination of Service

Generally, unless provided otherwise in an award agreement or grant notice with the Company, unvested options will be forfeited on termination of service.

Transferability

Options generally may not be sold, transferred for value, pledged, assigned or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution, and each option is exercisable only by the participant during his or her lifetime.

Change in Capitalization; Change in Control

In the event of any change in the capitalization of the Company, the number and kind of shares of common stock available for issuance under the 2017 Plan (including under any options then outstanding) and the number and kind of shares of common stock subject to the limits set forth in the 2017 Plan will be equitably adjusted by the Compensation Committee. The terms of any outstanding option will also be equitably adjusted by the Compensation Committee as to price, number or kind of shares of common stock subject to such option, vesting and other terms to reflect any such changes in the Company’s capitalization, which adjustments need not be uniform between different options. No fractional shares of common stock will be issued or issuable pursuant to such an adjustment.

In the event of a change in control (as defined in the 2017 Plan), the Compensation Committee will determine the appropriate and equitable adjustment to be effected, which adjustments need not be uniform between different options. In addition, in the event of such a change, the Compensation Committee may accelerate the time or times at which any option may be exercised, consistent with and as otherwise permitted under Section 409A of the Code, and may provide for cancellation of such accelerated options that are not exercised within a time prescribed by the Compensation Committee in its sole discretion. Furthermore, unless expressly provided in the award agreement or grant notice or another contract, including an employment or services agreement, or under the terms of a transaction constituting a change in control, the Compensation Committee may provide that, following a participant’s termination of service without cause within 24 months following a change in control, the participant will have the ability to exercise any portion of the option not previously exercisable. In the event of a change in control in which the acquiring or surviving company in the transaction does not assume or continue outstanding options, immediately prior to the change in control, all options that are not assumed or continued will become exercisable immediately prior to such change in control. Furthermore, in the event of a change in control, the Compensation Committee may provide for the acceleration of vesting of all outstanding options or the cancellation and cash settlement of all outstanding options.

Amendment and Termination

The Board has the right to amend, alter, suspend or terminate the 2017 Plan at any time, provided certain material amendments may not be made without stockholder approval. No amendment or alteration to the 2017 Plan or an award or award agreement will be made that would materially impair the rights of the holder, without such holder’s consent; however, no consent will be required if the Compensation Committee determines in its sole discretion and prior to the date of any change in control, that such amendment or alteration either is required or advisable in order for us, the 2017 Plan or the award: to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard or if the change does not significantly diminish the benefits provided under such award. The 2017 Plan was adopted by the Board and the Company’s stockholders in connection with our initial public offering (“IPO”) on December 6, 2017 and will automatically terminate, unless earlier terminated by the Board, on the 10-year anniversary thereof.

Certain U.S. Federal Income Tax Consequences

The following discussion of the federal income tax consequences of the 2017 Plan is intended to be a summary of applicable federal law as currently in effect. It should not be taken as tax advice by participants, who are urged to consult their individual tax advisors.

Stock Options

Incentive stock options and non-qualified stock options are treated differently for federal income tax purposes. Incentive stock options are intended to comply with the requirements of Section 422 of the Code. Non-qualified stock options do not comply with such requirements. An optionee is not taxed on the grant or exercise of an incentive stock option. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired on exercise of an incentive stock option for at least two years following the option grant date and at least one year following exercise, the optionee’s gain, if any, on a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee’s basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to the exercise of an incentive stock option before satisfying these holding periods, the optionee will recognize both ordinary income and capital gain in the year of disposition. The Company is not entitled to an income tax deduction on the grant or exercise of an incentive stock option or on the optionee’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares in an amount equal to the ordinary income recognized by the optionee.

In order for an option to qualify for incentive stock option tax treatment, the grant of the option must satisfy various other conditions more fully described in the Code. The Company does not guarantee that any option will qualify for incentive stock option tax treatment even if the option is intended to qualify for such treatment. In the event an option intended to be an incentive stock option fails to so qualify, it will be taxed as a non-qualified stock option as described below.

An optionee is not taxed on the grant of a non-qualified stock option. On exercise, the optionee recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. The optionee’s gain (or loss) on a subsequent disposition of the shares is long-term capital gain (or loss) if the shares are held for at least one year following exercise. The Company does not receive a deduction for this gain.

Federal Tax Withholding

The Company will generally be required to withhold applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the 2017 Plan. Whether or not such withholding is required, the Company will make such information reports to the Internal Revenue Service as may be required with respect to any income (whether or not that of an employee) attributable to transactions involving awards.

Amended Plan Benefits

The Compensation Committee has full discretion to determine the number and amount of awards to be granted to employees, officers, directors and consultants under the 2017 Plan, subject to the terms of the 2017 Plan. Therefore, the future benefits or amounts that would be received by our executive officers, directors and employees under the 2017 Plan are not determinable as of the date of this Proxy Statement. As of June 21, 2019, the closing price of a share of the Company’s common stock was $28.27. The following table sets forth the stock options outstanding under the 2017 Plan as of June 21, 2019 for the following persons or groups: (i) each of our NEOs; (ii) all current executive officers as a group; (iii) all current non-employee directors as a group; and (iv) all employees, including all current officers who are not executive officers, as a group.

Stock Options
Outstanding
Name/Category of Individuals	as of June 21, 2019
Kevin Tang	-
Joseph O’Connell, M.D.	92,459
John Lemkey	61,676
All current executive officers as a group	200,209
All current non-employee directors as a group	147,500
All employees, including all current officers who are not executive officers, as a group	2,970,929

Board Recommendation

The Board recommends a vote “FOR” the amendment of the 2017 Plan to increase the number of shares of common stock issuable thereunder by 1,500,000.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth certain information regarding members of our Board and our executive officers as of the date of this Proxy Statement. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Kevin Tang	52	Chairman and Chief Executive Officer
Jeff Vacirca, M.D.	50	Vice Chairman
Aaron Davis(1)(2)(3)	41	Director
Laura Johnson Douglass(1)	54	Director
Craig Johnson(1)(2)(3)	57	Director
Robert Rosen	63	Director
George Tidmarsh, M.D., Ph.D.	59	Director
Joseph O’Connell, M.D.	65	Chief Medical Officer
John Lemkey	38	Chief Operating Officer
Michael Hearne	57	Chief Financial Officer
(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Each of our directors stands for election at each annual meeting of stockholders and, if elected, will serve from the time of election and qualification until the next annual meeting. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Each non-employee director was originally recommended as a director nominee by our Chief Executive Officer, and our Board, at the recommendation of the Nominating and Corporate Governance Committee, has nominated all directors for re-election to our Board at the Annual Meeting. Each of our executive officers was appointed to serve until such officer’s resignation or removal.

The following is a biographical summary of the experience of our directors and executive officers:

Kevin Tang

Mr. Tang has served as our Chairman and Chief Executive Officer since the Company’s inception in 2013. Mr. Tang also serves as President of Tang Capital Management, LLC, a life sciences-focused investment company he founded in 2002 and an affiliate of the Company. Since 2014, Mr. Tang has served as a director and Chairman of La Jolla Pharmaceutical Company. Since 2009, Mr. Tang has served as a director of Heron Therapeutics, Inc. and, since 2012, has served as Chairman. From 2009 through its acquisition by Endo Pharmaceuticals, Inc. in 2010, he served as a director of Penwest Pharmaceuticals Co. In 2006, Mr. Tang co-founded Ardea Biosciences, Inc. and served as a director from inception through its acquisition by AstraZeneca PLC in 2012. From 2001 to 2008, he was a director of Trimeris, Inc. From 1993 to 2001, Mr. Tang held various positions at Deutsche Banc Alex Brown, Inc., an investment banking firm, most recently serving as Managing Director and head of the firm’s Life Sciences research group. Mr. Tang received a B.S. degree from Duke University. The Board has concluded that Mr. Tang should serve as a director based on his experience forming and building biotechnology companies, serving as a director of numerous biotechnology companies and serving as a manager of funds specializing in the area of life sciences.

Jeff Vacirca, M.D.

Dr. Vacirca has served as our Vice Chairman since July 2016, as a director since January 2017 and, from March 2017 to September 2017, as our Chief Medical Officer. Since 2008, Dr. Vacirca has served as Chief Executive Officer of New York Cancer and Blood Specialists. Since 2014, he has served on the Scientific Advisory Board of Caris Life Sciences. Since November 2018, Dr. Vacirca has served as a director of Spectrum Pharmaceuticals, Inc. From 2017 to December 2018, he served as the President of Community Oncology Alliance, a non-profit organization dedicated to advocating for community oncology practices and patients with cancer. Dr. Vacirca received a B.A. degree in human biology from the University at Albany and an M.D. degree from St. George’s University. The Board has concluded that Dr. Vacirca should serve as a director based on his substantial business experience and clinical expertise in oncology.

Aaron Davis

Mr. Davis has served as a director since December 2016. Mr. Davis has been the Chief Executive Officer of Boxer Capital, the healthcare arm of Tavistock Group, since 2012. Mr. Davis co-founded Boxer Capital in 2005 and, prior to being appointed Chief Executive Officer, served as Portfolio Manager. Since 2016, Mr. Davis has served as a director of CiVi Biopharma, Inc. From 2006 to 2008, he served as a director of Kalypsys, Inc. From 2000 to 2004, Mr. Davis worked in the Global Healthcare Investment Banking and Private Equity Group at UBS Warburg, LLC. Mr. Davis received an M.A. degree in biotechnology from Columbia University and a B.B.A. degree in finance from Emory University. The Board has concluded that Mr. Davis should serve as a director based on his experience serving as a director of biotechnology companies and as a manager of funds specializing in the area of life sciences.

Laura Johnson Douglass

Ms. Douglass has served as a director since December 2018. Ms. Douglass is the President and Chief Executive Officer of Next Generation Clinical Research Consulting, Inc., a contract research organization servicing the pharmaceutical industry that she founded in 1999. Additionally, Ms. Douglass is the President and Chief Executive Officer of Eufaeria Biosciences, Inc., a biotechnology company that she founded in 2016. Since 2013, she has served as a director of La Jolla Pharmaceutical Company. Ms. Douglass is also a founder and director of SB Bancorp, Inc. and Settlers Bank, Inc. Ms. Douglass received a nursing degree from The University of the State of New York-Albany. The Board has concluded that Ms. Douglass should serve as a director based on her substantial operating experience and expertise in clinical study management.

Craig Johnson

Mr. Johnson has served as a director since July 2017. Mr. Johnson also has been a director of Heron Therapeutics, Inc. since 2014, La Jolla Pharmaceutical Company since 2013 and Mirati Therapeutics, Inc. since 2013. Mr. Johnson also served as a director of Ardea Biosciences, Inc. from 2008 through its acquisition by AstraZeneca PLC in 2012, Adamis Pharmaceuticals Corporation from 2011 to 2014 and GenomeDx Biosciences, Inc. from 2015 to 2018. From 2004 through its acquisition by Raptor Pharmaceuticals Corp. in 2009, he served as Vice President and Chief Financial Officer of TorreyPines Therapeutics, Inc. and, from 2009 to 2010, as Vice President of a wholly-owned subsidiary of Raptor Pharmaceutical Corp. From 1994 to 2004, Mr. Johnson held various positions at MitoKor, Inc., most recently serving as Chief Financial Officer and Senior Vice President of Operations. Earlier in his career, Mr. Johnson practiced as a Certified Public Accountant with Price Waterhouse. Mr. Johnson received a B.B.A. degree in accounting from the University of Michigan-Dearborn. The Board has concluded that Mr. Johnson should serve as a director based on his experience serving as a director of biotechnology companies and his expertise in financial management.

Robert Rosen

Mr. Rosen has served as a director since July 2017. From 2013 to February 2019, Mr. Rosen served as President and as a director of Heron Therapeutics, Inc. and, from 2012 to 2013, served as Senior Vice President and Chief Commercial Officer of Heron Therapeutics, Inc. Since 2014, he has served as a director of La Jolla Pharmaceutical Company. From 2014 to 2015, Mr. Rosen served as a director of Conkwest, Inc. (now NantKwest, Inc.). In 2012, he served as Managing Partner of Scotia Nordic LLC, a life sciences advisory firm. From 2011 to 2012, Mr. Rosen served as Senior Vice President of Global Commercial Operations at Dendreon Corporation. From 2005 to 2011, he served as Global Head of

Oncology at Bayer HealthCare Pharmaceuticals. From 2002 to 2005, Mr. Rosen was Vice President of the Oncology Business Unit at Sanofi-Synthèlabo Inc. Mr. Rosen received a B.S. degree in pharmacy from Northeastern University. The Board has concluded that Mr. Rosen should serve as a director based on his leadership experience in the biotechnology and pharmaceutical industries and expertise in commercializing pharmaceutical products.

George Tidmarsh, M.D., Ph.D.

Dr. Tidmarsh has served as a director since December 2016. Since 2012, Dr. Tidmarsh has served as President, Chief Executive Officer and a director of La Jolla Pharmaceutical Company. In 2005, Dr. Tidmarsh founded Horizon Pharma, Inc., where he served as President and Chief Executive Officer until 2008 and as a director and consultant until 2011. In 2001, he founded Threshold Pharmaceuticals, Inc., where he served as President until 2005. From 1996 to 2000, Dr. Tidmarsh held various senior positions at Coulter Pharmaceutical, Inc., most recently serving as Chief Medical Officer. Earlier in his career, Dr. Tidmarsh held various scientific and clinical positions at Sequus Pharmaceuticals, Inc., Gilead Sciences, Inc. and SyStemix, Inc. Dr. Tidmarsh received a Ph.D. degree and an M.D. degree from the Stanford University School of Medicine and a B.S. degree in microbiology from Stanford University. The Board has concluded that Dr. Tidmarsh should serve as a director based on his experience forming, building and leading biotechnology companies.

Joseph O’Connell, M.D.

Dr. O’Connell has served as our Chief Medical Officer since September 2017. From 2015 to 2017, Dr. O’Connell served as Vice President, Medical and Scientific Affairs, Hematology and Oncology at inVentiv Health Clinical, LLC. From 2007 to 2015, Dr. O’Connell held various positions at Pfizer Inc., most recently serving as Senior Director and Asset Global Clinical Lead for Oncology. Prior to 2007, he practiced adult medical oncology for more than 15 years, most recently as a Medical Oncologist at the Yale Cancer Center. Dr. O’Connell received a B.S. degree in biology from Fordham University and an M.D. degree from the State University of New York.

John Lemkey

Mr. Lemkey has served as our Chief Operating Officer since November 2018. Mr. Lemkey previously served as our Chief Financial Officer from the Company’s inception in 2013 to November 2018. Since 2012, Mr. Lemkey has also served as Chief Operating Officer of Tang Capital Management, LLC, a life sciences-focused investment company and an affiliate of the Company, which Mr. Lemkey joined in 2006. From 2003 to 2006, Mr. Lemkey was a Senior Auditor at Ernst & Young LLP. Mr. Lemkey received a B.S. degree in accounting from the University of Southern California and is a Certified Public Accountant (inactive) in the state of California.

Michael Hearne

Mr. Hearne has served as our Chief Financial Officer since November 2018. Mr. Hearne previously served as our Vice President of Finance and Accounting from 2015 to November 2018. Since 2015, Mr. Hearne has also served as Chief Financial Officer of Tang Capital Management, LLC, a life sciences-focused investment company and an affiliate of the Company. From 2014 to 2015, Mr. Hearne served as a Partner at Weaver & Tidwell, LLP. From 2008 to 2014, Mr. Hearne had his own financial consulting business. From 2000 to 2008, Mr. Hearne served as a Partner at Rothstein Kass & Company, P.C. Mr. Hearne started his public accounting career at Coopers & Lybrand in 1988. Mr. Hearne received a B.S. degree in accounting and a Masters of Accountancy, Taxation from Brigham Young University and is a Certified Public Accountant (inactive) in the state of California.

Corporate Governance

Board Leadership Structure

Our business affairs are managed under the direction of our Board, which currently consists of 7 members. Each of our current directors will continue to serve until the election and qualification of his or her successor, or his or her earlier death, resignation or removal.

Our bylaws provide our Board with the flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer. Kevin Tang, our Chief Executive Officer, currently serves as the Chairman of our Board. Our Board believes Mr. Tang is best suited to serve as Chairman due to the unique insight he brings to our Board as our Chief Executive Officer and largest owner of common stock. We do not currently have a lead independent director. Our Board has concluded that our board leadership structure is appropriate at this time.

Board Risk Oversight Process

Our Board is responsible for oversight of our risk management policies and procedures. We are exposed to a number of risks, including financial risks, strategic and operational risks and risks relating to regulatory and legal compliance. The Board regularly discusses with management our major risk exposures and the steps management has taken to monitor and control such exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are undertaken and highlighting any new risks that may have arisen since they last met.

The Board oversees the management of risk exposure and risk mitigation in various areas, including: (i) risks relating to our employment policies and executive compensation plans and arrangements; (ii) financial risks and taking appropriate actions to help ensure quality financial reporting; and (iii) risks associated with the independence of the Board and potential conflicts of interest. The Audit Committee reviews the Company’s practices with respect to risk assessment and risk management and consults with outside resources as appropriate on other matters that could have a significant impact on the Company’s financial statements. The Audit Committee also reviews policies with respect to financial risk and makes recommendations to the Board.

Director Independence

Our Board has reviewed the independence of all directors in light of each director’s (or any family member’s, if applicable) affiliations with the Company and members of management, as well as significant holdings of the Company’s securities. The Board uses the definition of independence from the Nasdaq Stock Market listing standards to assess independence of our directors (the “Nasdaq Independence Rules”). The Nasdaq Independence Rules have objective tests and a subjective test for determining who is an “independent director.” The subjective test states that an independent director must be a person who lacks a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has not established categorical standards or guidelines to make these subjective determinations but considers all relevant facts and circumstances. After considering the foregoing factors, our Board has determined that Messrs. Davis and Johnson and Ms. Douglass qualify as “independent directors,” as defined by the Nasdaq Independence Rules. Mr. Tang and Dr. Vacirca are deemed to not be independent under the Nasdaq Independence Rules by virtue of their current and past employment with the Company, respectively. Dr. Tidmarsh and Mr. Rosen are deemed to not be independent under the Nasdaq Independence Rules due to Mr. Tang’s prior and current service on the compensation committees of La Jolla Pharmaceutical Company and Heron Therapeutics, Inc., respectively.

The members of our Audit Committee must satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act (“Rule 10A-3”). In order to be considered independent for purposes of Rule 10A-3, no member of the Audit Committee may, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee of the Board: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from us or any of our subsidiaries; or (ii) directly, or indirectly through one or more intermediaries, control, be controlled by or be under common control with us or any of our subsidiaries.

We are considered a “controlled company” within the meaning of Rule 5615(c)(1) of the Nasdaq Independence Rules because Tang Capital Partners, LP, together with its affiliates, controls more than 50% of our voting power for the election of directors. As a controlled company, we are not required to maintain a majority of independent directors.

Board Committees

Our Board has established an audit committee (“Audit Committee”), a compensation committee (“Compensation Committee”) and a nominating and corporate governance committee (“Nominating and Corporate Governance Committee”). The Audit Committee is comprised of Messrs. Davis and Johnson and Ms. Douglass. The Compensation Committee and the Nominating and Corporate Governance Committee are each comprised of Messrs. Davis and Johnson. We believe that the functioning of these committees complies with the requirements of the Sarbanes-Oxley Act of 2002, as amended, the rules of the Nasdaq Global Select Market and rules and regulations established by the SEC. Each committee operates under a written charter that is posted on our website located at www.odonate.com, under “Corporate Governance.” Each committee has the responsibilities described below.

Audit Committee

The primary responsibilities of our Audit Committee are to oversee the accounting and financial reporting processes and the internal and external audit processes. The Audit Committee also assists the Board in fulfilling its oversight responsibilities by reviewing the financial information provided to stockholders and others and the system of internal controls established by management and the Board. The Audit Committee also oversees the independent auditors, including their independence and objectivity. However, Audit Committee members will not act as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors. The Audit Committee is empowered to retain independent legal counsel and other advisors as it deems necessary or appropriate to assist it in fulfilling its responsibilities and to approve the fees and other retention terms of the advisors. Mr. Johnson qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2018 with the Company’s management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm pursuant to applicable PCAOB requirements regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC. This report is provided by the following directors, who serve on the Audit Committee:

Craig Johnson, Chairman

Aaron Davis

Laura Johnson Douglass

Compensation Committee

The primary responsibilities of our Compensation Committee are to periodically review and approve the compensation and other benefits for our employees, executive officers and directors. This includes reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer; evaluating the Chief Executive Officer’s performance in light of those goals and objectives; overseeing the evaluation of our other executive officers; and setting compensation for these officers based on those evaluations. Our Compensation Committee also administers and has discretionary authority over the issuance of equity awards under our equity incentive plans.

The Compensation Committee may delegate authority to review and approve the compensation of our employees to certain of our executive officers, including with respect to awards made under our equity incentive plans. Even where the Compensation Committee does not delegate authority, our executive officers will typically make recommendations to the Compensation Committee regarding compensation to be paid to our employees and the size of equity awards under our equity incentive plans.

Nominating and Corporate Governance Committee

The primary responsibilities of our Nominating and Corporate Governance Committee are to develop and recommend to the Board criteria for identifying and evaluating qualified candidates for directorships and to make recommendations to the Board regarding candidates for election or reelection to the Board at each annual meeting of stockholders. In addition, the Nominating and Corporate Governance Committee is responsible for making recommendations to the Board concerning corporate governance matters; the structure, composition and function of the Board and its committees; and the compensation of directors for service on the Board and its committees.

Meetings of the Board of Directors

The Board met 7 times during the year ended December 31, 2018. The Audit Committee met 4 times during the year ended December 31, 2018. The Compensation Committee and the Nominating and Corporate Governance Committee each met one time during the year ended December 31, 2018. During the last year, each member of the Board attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served during the period in which he or she was on the Board or committee. We encourage all of our directors to attend our annual meeting of stockholders. All of the directors then serving on the Board attended the 2018 Annual Meeting of Stockholders.

Director Nominations

In accordance with our certificate of incorporation and bylaws, our entire Board stands for election at each annual meeting of stockholders and will be elected to serve from the time of election and qualification until the next annual meeting of stockholders. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. The authorized number of directors may be changed by resolution of the Board. Any additional directorships resulting from an increase in the authorized number of directors would be filled by resolution of the Board.

Each director nominee must agree to submit on appointment or first election to the Board an irrevocable resignation, which will become effective, in the event of a stockholder vote in an uncontested election in which the director nominee does not receive a majority of the votes cast for his or her election, at the earlier of: (i) the selection of a replacement director by the Board; or (ii) 90 days after certification of such stockholder vote. Acceptance by the Board is not a condition to the effectiveness of the irrevocable resignation.

Criteria for Board Membership

The Nominating and Corporate Governance Committee is responsible for assessing the appropriate balance of experience, skills and characteristics required of our directors. Nominees for director are selected based on their experience, knowledge, integrity, understanding of our business environment, specific skills they may possess that are helpful to the Company and their willingness to devote adequate time to Board duties. The Nominating and Corporate Governance Committee uses the same selection criteria regardless of whether the candidate has been recommended by a stockholder or identified by the Board. In selecting candidates to recommend to the Board for appointment or re-election to the Board, the Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of our Board, as well as potential independence under the Nasdaq Independence Rules and with the objective that at least one director qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. When evaluating a candidate for our Board, the Nominating and Corporate Governance Committee does not assign specific weight to any of these factors, nor does the Nominating and Corporate Governance Committee believe that all of the criteria necessarily apply to every candidate. At minimum, a director’s qualifications, in light of the foregoing criteria, are considered each time the director is nominated or re-nominated for Board membership.

While we do not have a formal written policy regarding diversity in identifying director candidates, the Nominating and Corporate Governance Committee will consider diversity in its search for the best candidates to serve on our Board. The Nominating and Corporate Governance Committee looks to incorporate diversity into the Board through a number of factors, including demographics, skills, experiences, specific operational experience and viewpoints, all with a view to identifying candidates that can assist the Board with its decision making. The Nominating and Corporate Governance Committee believes that our current Board reflects a diverse mix of directors on a number of these factors. The Nominating and Corporate Governance Committee evaluates the diversity of the Board as part of the annual nomination process.

Stockholder Recommendations

It is the Nominating and Corporate Governance Committee’s policy, as described below, to consider written recommendations from stockholders for nominees for director. The Nominating and Corporate Governance Committee considers nominees recommended by our stockholders in the same manner as a nominee recommended by our Board members or management. Any such recommendations should be submitted to the Nominating and Corporate Governance Committee as described in the section titled “Stockholder Communications” in this Proxy Statement and should include the following information: (i) all information about the nominee that is required to be disclosed pursuant to Regulation 14A of the Exchange Act (including such nominee’s written consent to being named in the proxy statement as a director nominee and to serving as a director, if elected); (ii) the name(s) and address(es) for each stockholder of record and beneficial owner of shares of common stock held in “street name” making the nomination and the number of shares of common stock that are owned beneficially and of record by each such stockholder and beneficial owner of shares of common stock held in “street name”; and (iii) appropriate biographical information and a statement as to the qualification of the nominee. The Board has not received any stockholder recommendations for director nominees for the Annual Meeting.

Stockholder Communications

Our stockholders may communicate with our Board or a particular director by sending a letter addressed to the Board or a particular director to our Secretary at 4747 Executive Drive, Suite 510, San Diego, California 92121. These communications will be compiled and reviewed by our Secretary, who will determine whether the communication is appropriate for presentation to the Board or the particular director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

Code of Conduct

We have adopted a Code of Conduct that applies to all of our employees, officers and directors, including our principal executive officer and principal financial and accounting officer. Our Code of Conduct is posted on our website located at www.odonate.com. We intend to disclose any material future amendments to, or waivers of, provisions of the Code of Conduct on our website within 4 business days after the date of the amendment or waiver.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes information for the years ended December 31, 2018 and 2017 concerning the compensation paid or awarded to our principal executive officer and the two other most highly compensated executive officers as of December 31, 2018 (the “Named Executive Officers” or “NEOs”):

				Non-Equity
			Option	Incentive Plan	All Other
Name and Principal Position	Year	Salary	Awards(1)	Compensation(2)	Compensation(3)	Total
Kevin Tang(4)	2018	$1	$-	$-	$-	$1
Chairman and Chief Executive Officer	2017	$1	$-	$-	$-	$1
Joseph O’Connell, M.D.(5)	2018	$353,300	$944,898	$113,056	$35,578	$1,446,832
Chief Medical Officer	2017	$108,712	$2,590,030	$60,000	$6,861	$2,765,603
John Lemkey(6)	2018	$200,000	$577,995	$64,000	$7,920	$849,915
Chief Operating Officer
(1)

The amounts reported in this column reflect the grant-date fair values of stock options and incentive units granted to each NEO, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation. For a discussion of the assumptions used to calculate the value of our stock options and incentive units, see Note 6 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

(2)	The amounts reported in this column reflect each NEO’s performance-based cash bonus paid.
(3)

The amounts reported in this column reflect the Company’s annual and matching contributions to each NEO’s 401(k) plan account, life insurance premiums paid by the Company and tax gross-up payments related to expense reimbursements.

(4)	Mr. Tang has elected to receive an annual salary of $1.00 and to not receive any bonuses, option awards or other compensation.
(5)

The grant-date fair value of stock options granted to Mr. O’Connell in 2018 includes $182,803 related to his January 2, 2018 grant for services rendered in 2017 and $755,352 related to his December 31, 2018 grant for services rendered in 2018. The grant-date fair value of incentive units granted to Mr. O’Connell in 2017 relates to his new hire grant.

(6)	Mr. Lemkey became an NEO in 2018.

Outstanding Option Awards as of December 31, 2018

The following table presents information regarding the outstanding option awards held by each of the NEOs as of December 31, 2018:

			Option Awards
			Number	Number
			of Securities	of Securities
			Underlying	Underlying	Option	Option
		Vesting	Unexercised	Unexercised	Award	Award
	Award	Commencement	Option Awards (#)	Option Awards (#)	Exercise	Expiration
Name	Type	Date	Exercisable	Unexercisable(1)	Price ($)	Date(2)
Kevin Tang(3)	-	-	-	-	$-	-
Joseph O’Connell, M.D.	Incentive Unit	9/9/2017	60,369	132,813	$14.89	-
	Stock Option	1/2/2018	-	11,265	$24.73	1/2/2028
	Stock Option	4/13/2018	-	15	$21.65	4/13/2028
	Stock Option	4/30/2018	-	17	$21.08	4/30/2028
	Stock Option	5/15/2018	-	15	$23.17	5/15/2028
	Stock Option	5/31/2018	-	14	$23.99	5/31/2028
	Stock Option	6/15/2018	-	13	$26.52	6/15/2028
	Stock Option	6/29/2018	-	16	$22.08	6/29/2028
	Stock Option	7/13/2018	-	15	$23.95	7/13/2028
	Stock Option	7/31/2018	-	17	$19.77	7/31/2028
	Stock Option	8/15/2018	-	19	$18.74	8/15/2028
	Stock Option	8/31/2018	-	18	$19.19	8/31/2028
	Stock Option	9/14/2018	-	18	$19.13	9/14/2028
	Stock Option	9/28/2018	-	18	$19.41	9/28/2028
	Stock Option	10/15/2018	-	64	$16.09	10/15/2028
	Stock Option	10/31/2018	-	72	$14.50	10/31/2028
	Stock Option	11/15/2018	-	63	$16.52	11/15/2028
	Stock Option	11/30/2018	-	66	$15.76	11/30/2028
	Stock Option	12/14/2018	-	68	$15.12	12/14/2028
	Stock Option	12/31/2018	-	80,074	$14.08	12/31/2028
John Lemkey	Stock Option	4/13/2018	-	45	$21.65	4/13/2028
	Stock Option	4/30/2018	-	46	$21.08	4/30/2028
	Stock Option	5/15/2018	-	43	$23.17	5/15/2028
	Stock Option	5/31/2018	-	40	$23.99	5/31/2028
	Stock Option	6/15/2018	-	37	$26.52	6/15/2028
	Stock Option	6/29/2018	-	45	$22.08	6/29/2028
	Stock Option	7/13/2018	-	41	$23.95	7/13/2028
	Stock Option	7/31/2018	-	49	$19.77	7/31/2028
	Stock Option	8/15/2018	-	53	$18.74	8/15/2028
	Stock Option	8/31/2018	-	51	$19.19	8/31/2028
	Stock Option	9/14/2018	-	51	$19.13	9/14/2028
	Stock Option	9/28/2018	-	51	$19.41	9/28/2028
	Stock Option	10/15/2018	-	61	$16.09	10/15/2028
	Stock Option	10/31/2018	-	67	$14.50	10/31/2028
	Stock Option	11/15/2018	-	59	$16.52	11/15/2028
	Stock Option	11/30/2018	-	63	$15.76	11/30/2028
	Stock Option	12/14/2018	-	64	$15.12	12/14/2028
	Stock Option	12/31/2018	-	60,070	$14.08	12/31/2028

(1)

The incentive units and stock options vest with respect to 25% of the underlying shares of common stock on the first anniversary of the vesting commencement date, with the remaining shares of common stock vesting in equal monthly installments over the following three years, subject to the NEO’s continued service to the Company through each vesting date.

(2)	The incentive units do not expire.
(3)

Mr. Tang has elected to receive an annual salary of $1.00 and to not receive any bonuses, option awards or other compensation. Accordingly, there were no option awards held by Mr. Tang as of December 31, 2018.

Outstanding option awards held by each of the NEOs as of December 31, 2018 are comprised of incentive units issued under the Odonate Management Holdings Equity Incentive Plan (the “Management Plan”) and stock options issued under the 2017 Plan. The Management Plan and the 2017 Plan were adopted in order to allow for employees, officers, directors and consultants of Odonate (the “Management Plan Participants” and the “2017 Plan Participants”) to share in the performance of the Company. The incentive units issued under the Management Plan were issued to Odonate Management Holdings, LLC, which issued incentive units to the Management Plan Participants on the same terms and conditions. The incentive units generally vest over a 4-year period from either the date of grant or the commencement of service and are subject to continued service requirements. Generally, on termination of services, unvested incentive units are forfeited. Following the IPO, the vested incentive units may be exercised by the Management Plan Participants, with the value received by the Management Plan Participants in the form of cash or shares of common stock equal to the fair market value on the date of exercise less the exercise price of the incentive unit. Following the Conversion, as defined in Note 1 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018, the Company has not granted, and will no longer grant, incentive units. Recipients of stock options are eligible to purchase shares of the Company’s common stock at an exercise price equal to the fair market value of such stock on the date of grant. The maximum term of options granted under the 2017 Plan is 10 years. The options generally vest over a 4-year period from either the date of grant or the commencement of service.

Compensation Arrangements with Named Executive Officers

All compensation arrangements with NEOs constitute “at-will” employment, meaning an NEO can terminate employment at any time, for any reason or for no reason. Similarly, the Company is free to terminate an NEO at any time, for any reason or for no reason. NEOs receive an annual base salary and are eligible to earn an annual performance-based cash bonus. In determining the annual performance-based cash bonus for each NEO, the NEO’s annual base salary is multiplied by his or her target bonus percentage, and the resulting amount is then multiplied by the corporate performance percentage approved by the Board, which is dependent on the achievement of corporate performance goals. NEOs are also eligible to receive an equity interest in the Company in the form of option awards. Option awards generally vest over a 4-year period from either the date of grant or the commencement of service and are subject to continued service requirements. Option awards are subject to accelerated vesting in the event of an NEO’s termination of employment by reason of death or disability or by the Company without cause within 24 months following the occurrence of a change in control. Compensation arrangements with NEOs do not otherwise provide for severance benefits.

Defined Contribution Plan

We adopted a defined contribution 401(k) plan available to eligible employees, including NEOs. Employee contributions are voluntary and are determined on an individual basis, limited to the maximum amount allowable under U.S. federal tax regulations. We make a mandatory annual contribution of 3% of the eligible employees’ compensation to the 401(k) plan. In addition, we make matching contributions of up to 6% of the eligible employees’ compensation to the 401(k) plan.

Director Compensation

We adopted a director compensation plan whereby we pay an annual retainer of $50,000 per year to each non-employee director, with an additional $25,000 annual fee for service as the vice chairman of the Board, $15,000 annual fee for service as chairperson of the Audit Committee and $10,000 annual fee for service as chairperson of the Compensation Committee. Such cash fees are generally paid quarterly in arrears. We also may make periodic equity grants to such directors, but we have no current commitments to do so. We reimburse our directors for their reasonable out-of-pocket expenses incurred in performing services, including expenses for attending board and committee meetings.

The following table shows the compensation earned in 2018 by the directors who served on the Board during the year ended December 31, 2018:

	Fees Earned or	Option
Name	Paid in Cash	Awards(1)	Total
Kevin Tang(2)	$-	$-	$-
Jeff Vacirca, M.D.	$75,000	$315,569	$390,569
Aaron Davis(2)	$-	$-	$-
Laura Johnson Douglass(3)	$3,973	$468,112	$472,085
Craig Johnson	$75,000	$315,569	$390,569
Robert Rosen	$50,000	$315,569	$365,569
George Tidmarsh, M.D., Ph.D.	$50,000	$315,569	$365,569
(1)

The amounts reported in this column reflect the grant-date fair values of stock options granted to the directors calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation–Stock Compensation. For a discussion of the assumptions used to calculate the value of our stock options, see Note 6 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018. The aggregate number of option awards outstanding for Dr. Vacirca, Ms. Douglass, Mr. Johnson, Mr. Rosen and Dr. Tidmarsh as of December 31, 2018 was 657,732, 103,530, 47,500, 103,530 and 271,822, respectively. There were no option awards held by Messrs. Tang and Davis as of December 31, 2018.

(2)	Messrs. Tang and Davis have waived all compensation for their services on the Board.
(3)

Fees earned or paid in cash were pro-rated based on the portion of the year Ms. Douglass served on the Board. The amount reported under Option Awards includes an initial grant of stock options at the time Ms. Douglass joined the Board in December 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding beneficial ownership of our equity interests as of June 21, 2019 by:

•	each stockholder or group of stockholders known by us to be the beneficial owner of more than 5% of our outstanding equity interests;

•	our NEOs;

•	each of our directors; and

•	all of our executive officers and directors as a group.

The percentage ownership information shown in the column titled “Percentage of Shares Beneficially Owned” in the table below is based on 26,763,656 shares of common stock outstanding as of June 21, 2019.

Beneficial ownership is determined in accordance with the rules of the SEC and, thus, represents voting or investment power with respect to our securities as of June 21, 2019. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all equity interests beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address of each individual listed in this table is 4747 Executive Drive, Suite 510, San Diego, California 92121.

	Number of Shares	Percentage of Shares
Name and Address of Beneficial Owner	Beneficially Owned	Beneficially Owned
Greater than 5% Holders
Tang Capital Partners, LP(1)	14,345,559	53.6%
Affiliates of Boxer Capital(2)	3,624,518	13.5%
Franklin Resources, Inc.(3)	1,601,213	6.0%
Named Executive Officers and Directors
Kevin Tang(1)	14,345,559	53.6%
Aaron Davis(2)	645,756	2.4%
Jeff Vacirca, M.D.(4)	496,603	1.9%
George Tidmarsh, M.D., Ph.D.(5)	166,707	* %
Joseph O'Connell, M.D.(6)	98,264	* %
Craig Johnson(7)	51,765	* %
Robert Rosen(8)	51,765	* %
John Lemkey(9)	1,797	* %
Laura Johnson Douglass	-	-%
All executive officers and directors as a group (10 persons)(10)	15,859,403	59.3%

*	Indicates ownership of less than one percent.
(1)

These securities are beneficially owned by Tang Capital Partners, LP ("TCP"). TCP shares voting and dispositive power over such shares of common stock with Tang Capital Management, LLC (“TCM”) and Kevin Tang. TCM, as the general partner of TCP, and Mr. Tang, as the manager of TCM, may be deemed to beneficially own the shares of the common stock owned by TCP. Mr. Tang is the Chairman and Chief Executive Officer of the Company. Additionally, these securities include a total of 1,193,806 shares of common stock that are held of record by Odonate Holdings, LLC (“Odonate Holdings”). Odonate Holdings has granted a proxy to TCP giving TCP the authority to vote 154,285 shares of common stock. Odonate Holdings has also granted a proxy to the Company giving the Company the authority to vote 1,939,374 shares of common stock in the same proportion as the votes cast by all other stockholders of the Company. Of the 1,939,374 shares of common stock, TCP controls the voting of 1,039,521 shares of common stock based on its proportional ownership in the Company. The address of the foregoing entities is 4747 Executive Drive, Suite 510, San Diego, California 92121.

(2)

Based on the 13D/A filed with the SEC on December 27, 2018. Affiliates of Boxer Capital consist of Boxer Capital, LLC (“Boxer Capital”), which is the beneficial owner of 2,978,762 shares of common stock and has shared voting and dispositive power over such shares, and Aaron Davis, the Chief Executive Officer of Boxer Capital and a director of the Company, who is the beneficial owner of 645,756 shares of common stock and has sole voting and dispositive power over such shares. Boxer Asset Management Inc. (“Boxer Management”) is the majority owner of Boxer Capital. Joe Lewis, a natural person, is the sole indirect beneficial owner of and controls Boxer Management. Mr. Davis is not deemed to be the beneficial owner of the shares of common stock held by Boxer Capital. The address for the Affiliates of Boxer Capital is 11682 El Camino Real, Suite 320, San Diego, California 92130.
(3)

Based on the Schedule 13G filed with the SEC on January 28, 2019 by Franklin Resources, Inc. (“FRI”). These securities are beneficially owned by one or more open‑ or closed‑end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries (each, an “Investment Management Subsidiary” and, collectively, the “Investment Management Subsidiaries”) of FRI. When an investment management contract (including a sub‑advisory agreement) delegates to an Investment Management Subsidiary investment discretion or voting power over the securities held in the investment advisory accounts that are subject to that agreement, FRI treats the Investment Management Subsidiary as having sole investment discretion or voting authority, as the case may be, unless the agreement specifies otherwise. Accordingly, Franklin Advisers, Inc. and Fiduciary Trust Company International report sole investment discretion and voting authority over 1,591,113 and 10,100 shares of common stock, respectively, and may be deemed to be the beneficial owners of these securities. The principal address of the foregoing entities is One Franklin Parkway, San Mateo, California 94403.

(4)	Includes 480,103 shares of common stock underlying incentive units and 12,500 shares of common stock underlying stock options exercisable by Dr. Vacirca within 60 days of June 21, 2019.
(5)	Includes 154,207 shares of common stock underlying incentive units and 12,500 shares of common stock underlying stock options exercisable by Dr. Tidmarsh within 60 days of June 21, 2019.
(6)	Includes 92,566 shares of common stock underlying incentive units and 4,504 shares of common stock underlying stock options exercisable by Dr. O’Connell within 60 days of June 21, 2019.
(7)	Includes 39,265 shares of common stock underlying incentive units and 12,500 shares of common stock underlying stock options exercisable by Mr. Johnson within 60 days of June 21, 2019.
(8)	Includes 39,265 shares of common stock underlying incentive units and 12,500 shares of common stock underlying stock options exercisable by Mr. Rosen within 60 days of June 21, 2019.
(9)

Includes 121 shares of common stock underlying stock options exercisable by Mr. Lemkey within 60 days of June 21, 2019. Additionally, Mr. Lemkey is the Chief Operation Officer of the Company, as well as the Chief Operating Officer of TCM. Mr. Lemkey has a pecuniary interest in a portion of the shares beneficially held by TCP.

(10)

Includes the shares of common stock underlying incentive units and shares of common stock underlying stock options exercisable within 60 days of June 21, 2019 referred to in footnotes (4), (5), (6), (7), (8) and (9).

Equity Plan Compensation Information

The following table provides certain information regarding our equity compensation plans in effect as of December 31, 2018:

Number of
	Number of		Securities Remaining
	Securities to Be	Weighted-average	Available for Future
	Issued upon Exercise	Exercise Price	Issuance under Equity
	of Outstanding	of Outstanding	Compensation Plans,
	Options, Warrants	Options, Warrants	excluding Securities
	and Rights	and Rights	Reflected in Column (1)
Plan Category	(1)	(2)	(3)
Equity compensation plans approved by security holders(1)	5,361,920	$12.63	2,014,058
Equity compensation plans not approved by security holders	-	$-	-
Total	5,361,920	$12.63	2,014,058
(1)	Includes the 2017 Plan, the Odonate Therapeutics, Inc. 2017 Employee Stock Purchase Plan and the Odonate Management Holdings Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have described below each transaction or series of similar transactions since January 1, 2017, or any currently proposed transaction, to which we were or are a party in which:

•	the amount involved exceeded or exceeds $120,000; and

•

any of our directors or executive officers, any beneficial owner of more than 5% of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to such securities.

Related Party Transactions

The following table sets forth a summary of the sale of our securities to related parties since January 1, 2017. For a description of beneficial ownership, see the section titled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

	Shares of	Total Purchase
Purchaser	Common Stock	Price
Tang Capital Partners, LP(1)	5,255,434	$68,519,009
Boxer Capital, LLC(2)	1,431,440	$19,101,091
Franklin Resources, Inc.(3)	1,370,427	$28,000,007
(1)

These securities were purchased by Tang Capital Partners, LP (“TCP”). TCP beneficially owns more than 5% of our outstanding equity interests. TCP shares voting and dispositive power over such shares of common stock with Tang Capital Management, LLC (“TCM”) and Kevin Tang. TCM, as the general partner of TCP, and Mr. Tang, as the manager of TCM, may be deemed to beneficially own the shares of the common stock owned by TCP. Mr. Tang is the Chairman and Chief Executive Officer of the Company. Prior to the initial public offering (“IPO”), certain of these shares of common stock were acquired by Tang Capital Partners II, LP (“TCPII”) and TCPIL BL, LLC (“TCPIL”), which are affiliates of TCP. In connection with the IPO, TCPII and TCPIL transferred their shares of common stock to TCP.

(2)

Aaron Davis is the Chief Executive Officer of Boxer Capital, LLC (“Boxer Capital”) and is also a director of the Company. Boxer Capital beneficially owns more than 5% of our outstanding equity interests. Boxer Asset Management Inc. (“Boxer Management”) is the majority owner of Boxer Capital. Joe Lewis, a natural person, is the sole indirect beneficial owner of and controls Boxer Management. Mr. Davis is not deemed to be the beneficial owner of the shares of common stock held by Boxer Capital.

(3)

These securities were purchased by one or more open‑ or closed‑end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries (each, an “Investment Management Subsidiary” and, collectively, the “Investment Management Subsidiaries”) of Franklin Resources, Inc. (“FRI”). FRI beneficially owns more than 5% of our outstanding equity interests. When an investment management contract (including a sub‑advisory agreement) delegates to an Investment Management Subsidiary investment discretion or voting power over the securities held in the investment advisory accounts that are subject to that agreement, FRI treats the Investment Management Subsidiary as having sole investment discretion or voting authority, as the case may be, unless the agreement specifies otherwise. Accordingly, the Investment Management Subsidiaries reporting sole investment discretion and voting authority over shares of common stock may be deemed to be the beneficial owners of these securities. Prior to the IPO, certain of these shares of common stock were acquired by funds managed by Franklin Advisers, Inc. (“FAV”), including Franklin Strategic Series–Franklin Biotechnology Discovery Fund and Franklin Templeton Investment Funds–Franklin Biotechnology Discovery Fund. FAV is an indirect wholly owned subsidiary of FRI.

In March 2017, we raised $10.0 million through the sale of 2,593,024 shares of common stock at a price of $3.86 per share of common stock (the “March 2017 Financing”). In the March 2017 Financing, we sold a total of 1,949,658 shares of common stock to entities affiliated with Tang Capital Partners, LP (“TCP”), which is beneficially owned by Mr. Tang, our Chairman and Chief Executive Officer, and 544,816 shares of common stock to Boxer Capital. Mr. Davis is the Chief Executive Officer of Boxer Capital and is also a director of the Company.

In September 2017, we raised $74.0 million through the sale of 4,968,132 shares of common stock at a price of $14.90 per share of common stock (the “September 2017 Financing”). In the September 2017 Financing, we sold a total of 2,014,110 shares of common stock to entities affiliated with TCP, which is beneficially owned by Mr. Tang, our Chairman and Chief Executive Officer, and 469,958 shares of common stock to Boxer Capital. Mr. Davis is the Chief Executive Officer of Boxer Capital and is also a director of the Company. We also sold 537,094 shares of common stock to Franklin Resources, Inc. (“FRI”).

In December 2017, we closed our IPO of 6,250,000 shares of common stock at a public offering price of $24.00 per share. In January 2018, the underwriters in the IPO purchased 441,073 shares of common stock in connection with the exercise of their option to purchase additional shares of common stock. The aggregate gross proceeds from the IPO were $160.6 million, and the net proceeds were $147.3 million after deducting underwriting discounts and commissions and offering costs. In the IPO, TCP, which is beneficially owned by Mr. Tang, our Chairman and Chief Executive Officer, purchased 1,291,666 shares of common stock through the underwriters at the IPO price for an aggregate purchase price of $31.0 million. Boxer Capital, where Mr. Davis, one of our directors, is the Chief Executive Officer, purchased 416,666 shares of common stock through the underwriters at the IPO price for an aggregate purchase price of $10.0 million. FRI purchased 833,333 shares of common stock through the underwriters at the IPO price for an aggregate purchase price of $20.0 million.

During the years ended December 31, 2018 and 2017, we received certain services and other benefits from an affiliate of our Chairman and Chief Executive Officer. We were not charged any fees for these services and other benefits, which included personnel costs for research and development and administrative functions, rent and facility costs and other direct expenses. We recorded expense, and corresponding increases to additional paid-in capital, of $0.1 million and $1.8 million for the years ended December 31, 2018 and 2017, respectively, for services and other benefits provided without charge to us. See Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018. In 2017, for his services as interim Chief Medical Officer, our Vice Chairman was paid cash compensation of $201,383.

OTHER MATTERS

Delivery of Documents to Stockholders Sharing an Address

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and do not participate in electronic delivery of proxy materials will receive only one copy of the proxy materials, including this Proxy Statement, the Notice of the 2019 Annual Meeting of Stockholders, the 2018 Annual Report and the proxy card or voting instruction form, until such time as one or more of these stockholders notifies us that they wish to receive individual copies. This procedure will reduce duplicate mailings and save printing costs and postage fees, as well as natural resources.

If you received a “householding” mailing this year and would like to have additional copies of the proxy materials mailed to you, please send a written request to our Secretary at Odonate Therapeutics, Inc., 4747 Executive Drive, Suite 510, San Diego, California 92121, or call (858) 731-8180, and we will promptly deliver the proxy materials to you. You may also submit a request to the aforementioned address or phone number if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, or if you would like to opt out of “householding” for future mailings.

Availability of Additional Information

Along with this Proxy Statement, we have provided each stockholder of record a copy of our 2018 Annual Report. We will provide, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2018, including exhibits, on the written or oral request of any stockholder or beneficial owner of our common stock. Please send a written request to our Secretary at Odonate Therapeutics, Inc., 4747 Executive Drive, Suite 510, San Diego, California 92121 or call (858) 731-8180.

By Order of the Board of Directors,

/s/ Kevin Tang
Kevin Tang Chairman and Chief Executive Officer

San Diego, California
June 28, 2019

Appendix A

ODONATE THERAPEUTICS, INC.

2017 STOCK OPTION PLAN

1.Purpose.

The purpose of this Odonate Therapeutics, Inc. 2017 Stock Option Plan (the “Plan”) is to promote and closely align the interests of employees, officers, non-employee directors and other service providers of Odonate Therapeutics, Inc. (“Odonate”) and Odonate’s stockholders by providing stock-based compensation.

2.Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)“Affiliate” means any entity in which Odonate has a substantial direct or indirect equity interest, as determined by the Committee from time to time.

(b)“Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

(c)“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Act.

(d)“Board” means the board of directors of Odonate.

(e)“Cause” has the meaning set forth in a Grant Notice or other written employment or services agreement between the Participant and Odonate or an Affiliate thereof, or if no such meaning applies, means with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against Odonate or its affiliates; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and Odonate or of any statutory duty owed to Odonate or its affiliates; (iv) such Participant’s unauthorized use or disclosure of Odonate’s or its affiliates’ confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a Participant’s Separation from Service is either for Cause or without Cause shall be made by the Administrator in its sole discretion. Any determination by the Administrator that a Participant's Separation from Service was by reason of dismissal without Cause for the purposes of the Plan shall have no effect upon any determination of the rights or obligations of Odonate or such Participant for any other purpose. A Participant’s employment or service will be deemed to have been terminated for Cause if it is determined subsequent to his or her termination of employment or service that grounds for termination of his or her employment or service for Cause existed at the time of his or her termination of employment or service.

(f)“Change in Control” means: (i) the merger, consolidation or sale or other transfer of outstanding shares of Common Stock of Odonate in a single transaction or a series of related transactions, in each case in which the holders of outstanding Common Stock of Odonate immediately prior to such transaction do not hold at least a majority of the shares of stock or other voting equity interests of the surviving entity immediately after such transaction; (ii) the sale of all or substantially all of the assets of Odonate; or (iii) the liquidation or dissolution of Odonate, in each case as determined by the Administrator in its reasonable discretion.

(g)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.

(h)“Committee” means the Compensation Committee of the Board (or any successor committee), or the officer, officers or committee as designated by the Board to administer the Plan under Section 6.

(i)“Common Stock” means the common stock of Odonate, par value $0.01 per share, or any securities into which such Common Stock may be converted.

(j)“Company” means Odonate Therapeutics, Inc., a Delaware corporation, and except as utilized in the definition of Change in Control, any successor corporation.

(k)“Disability” means the Participant’s inability to perform his or her duties under the agreement under which the Participant provides services to Odonate or an affiliate, even with reasonable accommodation, because the Participant has become permanently disabled within the meaning of any policy of disability income insurance covering employees of Odonate then in force. In the event Odonate has no policy of disability income insurance covering employees of Odonate in force when the Participant becomes disabled, the term “Disability” shall mean the Participant’s inability to perform his or her duties under the agreement under which the Participant provides services to Odonate, whether with or without reasonable accommodation, by reason of any incapacity, physical or mental, which the Administrator, based upon medical advice or an opinion provided by a licensed physician acceptable to the Administrator, determines to have incapacitated the Participant from satisfactorily performing all of his or her usual services for Odonate, with or without reasonable accommodation, for a period of at least 6 consecutive months during any 12 month period. Based upon such medical advice or opinion, the determination of the Administrator shall be final and binding and the date such determination is made shall be the date of such Disability for purposes of this Plan.

(l)“Effective Date” means the date on which the Plan takes effect, as defined pursuant to Section 4 of the Plan.

(m)“Eligible Person” any current or prospective employee, officer, non-employee director or other service provider of Odonate or any of its Subsidiaries; provided however that Incentive Stock Options may only be granted to employees.

(n)“Fair Market Value” means as of any date, the value of the Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, system or market, its Fair Market Value shall be the closing price for the Common Stock as quoted on such exchange, system or market as reported in the Wall Street Journal or such other source as the Committee deems reliable (or, if no sale of Common Stock is reported for such date, on the next preceding date on which any sale shall have been reported); and (ii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee by the reasonable application of a reasonable valuation method, taking into account factors consistent with Treas. Reg. § 409A-1(b)(5)(iv)(B) as the Committee deems appropriate.

(o)“Incentive Stock Option” means a stock option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(p)“Nonqualified Stock Option” means a stock option that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(q)“Option” means a right to purchase a number of shares of Common Stock at such exercise price, at such times and on such other terms and conditions as are specified in or determined pursuant to a Grant Notice. Options granted pursuant to the Plan may be Incentive Stock Options or Nonqualified Stock Options.

(r)“Grant Notice” means a written or electronic agreement or other instrument as may be approved from time to time by the Committee and designated as such implementing the grant of each Option. A Grant Notice may be in the form of an agreement to be executed by both the Participant and Odonate (or an authorized representative of Odonate) or certificates, notices or similar instruments as approved by the Committee and designated as such.

(s)“Participant” means any Eligible Person to whom Options have been granted from time to time by the Committee and any authorized transferee of such individual.

(t)“Person” shall have the meaning given in Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include: (i) Odonate or any of its Affiliates; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Odonate or any of its Subsidiaries; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) a corporation owned, directly or indirectly, by the stockholders of Odonate in substantially the same proportions as their ownership of stock of Odonate.

(u)“Plan” means the Odonate Therapeutics, Inc. 2017 Stock Option Plan as set forth herein and as amended from time to time.

(v)“Separation from Service” or “Separates from Service” means the termination of Participant’s employment with Odonate and all Subsidiaries that constitutes a “separation from service” within the meaning of Section 409A of the Code.

(w)“Subsidiary” means any business entity (including a limited liability company, corporation or a partnership) in which Odonate owns (either directly or indirectly through one or more other Subsidiaries) 50% or more of the total combined voting power of all classes of outstanding equity interests.

(x)“Substitute Options” means Options granted or Common Stock issued by Odonate in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by Odonate or any Subsidiary or with which Odonate or any Subsidiary combines.

(y)“Termination of Employment” means ceasing to serve as an employee of Odonate and its Subsidiaries or, with respect to a non-employee director or other service provider, ceasing to serve as such for Odonate and its Subsidiaries, except that with respect to all or any Options held by a Participant: (i) the Committee may determine that a leave of absence or employment on a less than full-time basis is considered a “Termination of Employment;” (ii) the Committee may determine that a transition of employment to service with a partnership, joint venture or corporation not meeting the requirements of a Subsidiary in which Odonate or a Subsidiary is a party is not considered a “Termination of Employment;” (iii) service as a member of the Board shall constitute continued employment with respect to Options granted to a Participant while he or she served as an employee; and (iv) service as an employee of Odonate or a Subsidiary shall constitute continued employment with respect to Options granted to a Participant while he or she served as a member of the Board or other service provider. The Committee shall determine whether any corporate transaction, such as a sale or spin-off of a division or subsidiary that employs or engages a Participant, shall be deemed to result in a Termination of Employment with Odonate and its Subsidiaries for purposes of any affected Participant’s Options, and the Committee’s decision shall be final and binding.

3.Eligibility.

Any Eligible Person is eligible for selection by the Committee to receive an Option.

4.Effective Date and Termination of Plan.

This Plan shall become effective on December 6, 2017 (the “Effective Date”). The Plan shall remain available for the grant of Options until the 10th anniversary of the Effective Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and Odonate arising under Options theretofore granted.

5.Shares Subject to the Plan and to Options.

(a)Aggregate Limits. The aggregate number of shares of Common Stock underlying Options issuable under the Plan shall be equal to 6,300,000 (the “Plan Reserve”). The aggregate number of shares of Common Stock underlying Options available for grant under this Plan and the number of shares of Common Stock subject to Options outstanding at the time of any event described in Section 10 shall be subject to adjustment as provided in Section 10. The shares of Common Stock issued pursuant to Options granted under this Plan may be shares that are authorized and unissued or shares that were reacquired by Odonate, including shares purchased in the open market.

(b)Issuance of Shares. For purposes of Section 5(a), the aggregate number of shares of Common Stock issued under this Plan at any time shall equal only the number of shares of Common Stock actually issued upon exercise of an Option. Shares of Common Stock subject to Options that have been canceled, expired, forfeited or otherwise not issued under an Option shall not count as shares of Common Stock issued under this Plan. The aggregate number of shares available for issuance under this Plan at any time shall not be reduced by: (i) shares subject to Options that have been terminated, expired unexercised, forfeited or settled in cash; (ii) shares subject to Options that have been retained or withheld by Odonate in payment or satisfaction of the exercise price or tax withholding obligation of an Option; or (iii) shares subject to Options that otherwise do not result in the issuance of shares in connection with payment or settlement thereof. In addition, shares that have been delivered (either actually or by attestation) to Odonate in payment or satisfaction of the exercise price or tax withholding obligation of an Option shall be available for issuance under this Plan.

(c)Substitute Options. Substitute Options shall not reduce the shares of Common Stock authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by Odonate or any Subsidiary, or with which Odonate or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Options under the Plan and shall not reduce the shares of Common Stock authorized for issuance under the Plan; provided that Options using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were employees of such acquired or combined company before such acquisition or combination.

(d)Tax Code Limits. The aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan shall be equal to the Plan Reserve, which number shall be adjusted pursuant to Section 10 only to the extent that such adjustment will not affect the status of any option intended to qualify as an Incentive Stock Option under Section 422 of the Code.

(e)Limits on Options to Non-Employee Directors. The aggregate dollar value of equity-based (based on the grant date fair value of Options) and cash compensation granted under this Plan or otherwise during any calendar year to any non-employee director shall not exceed $500,000; provided, however, that in the calendar year in which a non-employee director first joins the Board or is first designated as Chairman of the Board or lead independent director, the maximum aggregate dollar value of equity-based and cash compensation granted to the non-employee director may be up to 200% of the foregoing limit.

6.Administration of the Plan.

(a)Administrator of the Plan. The Plan shall be administered by the Committee. Any power of the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Option or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Act or cause an Option intended to qualify as performance-based compensation under Section 162(m) of the Code not to qualify for such treatment. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. To the maximum extent permissible under applicable law, the Committee (or any successor) may by resolution delegate any or all of its authority to one or more subcommittees composed of one or more directors and/or officers of Odonate, and any such subcommittee shall be treated as the Committee for all purposes under this Plan. Notwithstanding the foregoing, if the Board or the Committee (or any successor) delegates to a subcommittee comprised of one or more officers of Odonate (who are not also directors) the authority to grant Options, the resolution so authorizing such subcommittee shall specify the total number of shares of Common Stock such subcommittee may award pursuant to such delegated authority, and no such subcommittee shall designate any officer serving thereon or any executive officer or non-employee director of Odonate as a recipient of any Options granted under such delegated authority. The Committee hereby delegates to and designates the Chief Financial Officer of Odonate (or such other officer with similar authority), and to his or her delegates or designees, the authority to assist the Committee in the day-to-day administration of the Plan and of Options granted under the Plan, including without limitation those powers set forth in Section 6(b)(iv) through (ix) and to execute agreements evidencing Options made under this Plan or other documents entered into under this Plan on behalf of the Committee or Odonate. The Committee may further designate and delegate to one or more additional officers or employees of Odonate or any subsidiary, and/or one or more agents, authority to assist the Committee in any or all aspects of the day-to-day administration of the Plan and/or of Options granted under the Plan.

(b)Powers of Committee. Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation:

(i)to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein;

(ii)to determine which persons are Eligible Persons, to which of such Eligible Persons, if any, Options shall be granted hereunder and the timing of any such Options;

(iii)to prescribe and amend the terms of the Grant Notices, to grant Options and determine the terms and conditions thereof;

(iv)to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, retention, vesting, exercisability or settlement of any Option;

(v)to prescribe and amend the terms of or form of any document or notice required to be delivered to Odonate by Participants under this Plan;

(vi)to determine the extent to which adjustments are required pursuant to Section 10;

(vii)to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Option granted hereunder, and to make exceptions to any such provisions if the Committee, in good faith, determines that it is appropriate to do so;

(viii)to approve corrections in the documentation or administration of any Option; and

(xi)to make all other determinations deemed necessary or advisable for the administration of this Plan.

Notwithstanding anything in this Plan to the contrary, the Committee shall exercise its discretion in a manner that causes Options granted under the Plan to be compliant with or exempt from the requirements of Section 409A of the Code section. Without limiting the foregoing, unless expressly agreed to in writing by the Participant holding such Option, the Committee shall not take any action with respect to any Option that constitutes: (i) a modification of a stock right within the meaning of Treas. Reg. § 1.409A-1(b)(5)(v)(B) so as to constitute the grant of a new stock right; (ii) an extension of a stock right, including the addition of a feature for the deferral of compensation within the meaning of Treas. Reg. § 1.409A-1 (b)(5)(v)(C); or (iii) an impermissible acceleration of a payment date or a subsequent deferral of a stock right subject to Section 409A of the Code within the meaning of Treas. Reg. § 1.409A-1(b)(5)(v)(E).

The Committee may, in its sole and absolute discretion, without amendment to the Plan but subject to the limitations otherwise set forth in Section 14, waive or amend the operation of Plan provisions respecting exercise after termination of employment or service to Odonate or an Affiliate. The Committee or any member thereof may, in its sole and absolute discretion and, except as otherwise provided in Section 14, waive, settle or adjust any of the terms of any Option so as to avoid unanticipated consequences or address unanticipated events (including any temporary closure of an applicable stock exchange, disruption of communications or natural catastrophe).

(c)Determinations by the Committee. All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan and the terms and conditions of or operation of any Option granted hereunder, shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Option. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of Odonate and such attorneys, consultants and accountants as it may select. Members of the Board and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

(d)Subsidiary Awards. In the case of a grant of an Option to any Participant employed by a Subsidiary, such grant may, if the Committee so directs, be implemented by Odonate issuing any subject shares of Common Stock to the Subsidiary, for such lawful consideration as the Committee may determine, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the Participant in accordance with the terms of the Option specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Option may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Committee shall determine.

7.Plan Awards.

(a)Terms Set Forth in Grant Notice. Options may be granted to Eligible Persons as determined by the Committee at any time and from time to time prior to the termination of the Plan. The terms and conditions of each Option shall be set forth in a Grant Notice in a form approved by the Committee for such Option, which Grant Notice may contain such terms and conditions as specified from time to time by the Committee, provided such terms and conditions do not conflict with the Plan. The Grant Notice for any Option shall include the time or times at or within which and the consideration, if any, for which any shares of Common Stock may be acquired from Odonate. The terms of Options may vary among Participants, and the Plan does not impose upon the Committee any requirement to make Options subject to uniform terms. Accordingly, the terms of individual Grant Notices may vary.

(b)Termination of Employment. Subject to the express provisions of the Plan, the Committee shall specify before, at or after the time of grant of an Option the provisions governing the effect(s) upon an Option of a Participant’s Termination of Employment.

(c)Rights of a Stockholder. A Participant shall have no rights as a stockholder with respect to shares of Common Stock covered by an Option (including voting rights) until the date the Participant becomes the holder of record of such shares of Common Stock. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 10(b) or Section 10 of this Plan or as otherwise provided by the Committee.

8.Options.

(a)Grant, Term and Price. The grant, issuance, retention, vesting and/or settlement of any Option shall occur at such time and be subject to such terms and conditions as determined by the Committee or under criteria established by the Committee, which may include conditions based on continued employment or engagement, passage of time, attainment of age and/or service requirements and/or satisfaction of performance conditions. The term of an Option shall in no event be greater than ten years; provided, however, the term of an Option (other than an Incentive Stock Option) shall be automatically extended if, at the time of its scheduled expiration, the Participant holding such Option is prohibited by law or Odonate’s insider trading policy from exercising the Option, which extension shall expire on the 30th day following the date such prohibition no longer applies. The Committee will establish the price at which Common Stock may be purchased upon exercise of an Option, which, in no event will be less than the Fair Market Value of such shares on the date of grant; provided, however, that the exercise price per share of Common Stock with respect to an Option that is granted as a Substitute Option may be less than the Fair Market Value of the shares of Common Stock on the date such Option is granted if such exercise price is based on a formula set forth in the terms of the options held by such optionees or in the terms of the agreement providing for such merger or other acquisition that satisfies the requirements of: (i) Section 409A of the Code, if such options held by such optionees are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code; and (ii) Section 424(a) of the Code, if such options held by such optionees are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. The exercise price of any Option may be paid in cash or such other method as determined by the Committee, including an irrevocable commitment by a broker to pay over such amount from a sale of the shares of Common Stock issuable under an Option, the delivery of previously owned shares of Common Stock or withholding of shares of Common Stock deliverable upon exercise.

(b)Vesting. Options granted under this Plan, unless otherwise set forth in the applicable Grant Notice, shall vest as follows: (i) 25% of the aggregate number of Options subject to a Grant Notice will vest on the first anniversary of the date of grant; and (ii) the remaining 75% of the Options subject to the Grant Notice will vest in equal monthly installments over the following 36 months, such that the Options are fully vested as of the fourth anniversary of such date of grant. Upon a Termination of Employment, unless otherwise provided in the applicable Grant Notice, Options shall vest and/or be forfeited according to the following provisions:

(i)No Options shall continue to vest after the date of Termination of Employment.

(ii)If a Participant experiences a Termination of Employment due to an involuntary termination for Cause, all such options shall immediately forfeit, whether or not they are vested.

(c)No Repricing without Stockholder Approval. Other than in connection with a change in Odonate’s capitalization (as described in Section 10), the Committee shall not, without stockholder approval, reduce the exercise price of a previously awarded Option and, at any time when the exercise price of a previously awarded Option is above the Fair Market Value of a share of Common Stock, the Committee shall not, without stockholder approval, cancel and re-grant or exchange such Option for cash or a new Option with a lower (or no) exercise price.

(d)No Reload Grants. Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of shares of Common Stock to Odonate in payment of the exercise price and/or tax withholding obligation under any other employee stock option.

(e)Incentive Stock Options. Notwithstanding anything to the contrary in this Section 8, in the case of the grant of an Incentive Stock Option, if the Participant owns stock possessing more than 10% of the combined voting power of all classes of stock of Odonate (a “10% Stockholder”), the exercise price of such Option must be at least 110% of the Fair Market Value of the shares of Common Stock on the date of grant and the Option must expire within a period of not more than 5 years from the date of grant. Notwithstanding anything in this Section 8 to the contrary, options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Nonqualified Stock Options) to the extent that either: (a) the aggregate Fair Market Value of shares of Common Stock (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of Odonate and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted; or (b) such Options otherwise remain exercisable but are not exercised within three (3) months (or such other period of time provided in Section 422 of the Code) of separation of service (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder).

(f)No Stockholder Rights. Participants shall have no voting rights and will have no rights to receive dividends or Dividend Equivalents in respect of an Option or any shares of Common Stock subject to an Option until the Participant has become the holder of record of such shares.

9.Conditions and Restrictions Upon Securities Subject to Options.

The Committee may provide that the Common Stock issued upon exercise of an Option shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Common Stock issued upon exercise, vesting or settlement of such Option (including the actual or constructive surrender of Common Stock already owned by the Participant) or payment of taxes arising in connection with an Option. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Common Stock issued under an Option, including without limitation: (i) restrictions under an insider trading policy or pursuant to applicable law; (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and holders of other Company equity compensation arrangements; (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and (iv) provisions requiring Common Stock be sold on the open market or to Odonate in order to satisfy tax withholding or other obligations.

10.Adjustment of and Changes in the Stock.

(a)The number and kind of shares of Common Stock available for issuance under this Plan (including under any Options then outstanding), and the number and kind of shares of Common Stock subject to the limits set forth in Section 5 of this Plan, shall be equitably adjusted by the Committee to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends) or any other event or transaction that affects the number or kind of shares of Common Stock outstanding. Such adjustment may be designed to comply with Section 424 of the Code or may be designed to treat the shares of Common Stock available under the Plan and subject to Options as if they were all outstanding on the record date for such event or transaction or to increase the number of such shares of Common Stock to reflect a deemed reinvestment in shares of Common Stock of the amount distributed to Odonate’s security holders. The terms of any outstanding Option shall also be equitably adjusted by the Committee as to price, number or kind of shares of Common Stock subject to such Option, vesting and other terms to reflect the foregoing events, which adjustments need not be uniform as between different Options or different types of Options. No fractional shares of Common Stock shall be issued or issuable pursuant to such an adjustment.

(b)In the event there shall be any other change in the number or kind of outstanding shares of Common Stock, or any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, by reason of a Change in Control, other merger, consolidation or otherwise, then the Committee shall determine the appropriate and equitable adjustment to be effected, which adjustments need not be uniform between different Options. In addition, in the event of such change described in this paragraph, the Committee may accelerate the time or times at which any Option may be exercised, consistent with and as otherwise permitted under Section 409A of the Code, and may provide for cancellation of such accelerated Options that are not exercised within a time prescribed by the Committee in its sole discretion.

(c)Unless otherwise expressly provided in the Grant Notice or another contract, including an employment or services agreement, or under the terms of a transaction constituting a Change in Control, the Committee may provide that, following a Participant’s Termination of Employment without Cause within 24 months following a Change in Control, such Participant shall have the ability to exercise any portion of the Option not previously exercisable. Notwithstanding anything herein to the contrary, in the event of a Change in Control in which the acquiring or surviving company in the transaction does not assume or continue outstanding Options upon the Change in Control, immediately prior to the Change in Control, all Options that are not assumed or continued shall be treated as follows effective immediately prior to the Change in Control, the Participant shall have the ability to exercise such Option, including any portion of the Option not previously exercisable. In no event shall any action be taken pursuant to this Section 10(c) that would change the payment or settlement date of an Option in a manner that would result in the imposition of any additional taxes or penalties pursuant to Section 409A of the Code.

(d)Notwithstanding anything in this Section 10 to the contrary, in the event of a Change in Control, the Committee may provide for the: (i) the acceleration of vesting of all outstanding Options; or (ii) cancellation and cash settlement of all outstanding Options.

(e)Odonate shall notify Participants holding Options subject to any adjustments pursuant to this Section 10 of such adjustment, but (whether or not notice is given) such adjustment shall be effective and binding for all purposes of the Plan.

(f)Notwithstanding anything in this Section 10 to the contrary, an adjustment to an Option under this Section 10 shall be made in a manner that will not result in the grant of a new Option under Section 409A of the Code.

11.Transferability.

Each Option may not be sold, transferred for value, pledged, assigned or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and shall be exercisable only by the Participant during his or her lifetime. Notwithstanding the foregoing: (i) outstanding Options may be exercised following the Participant’s death by the Participant’s beneficiaries or as permitted by the Committee; and (ii) a Participant may transfer or assign an Option as a gift to an entity wholly owned by such Participant (an “Assignee Entity”), provided that such Assignee Entity shall be entitled to exercise assigned Options only during lifetime of the assigning Participant (or following the assigning Participant’s death, by the Participant’s beneficiaries or as otherwise permitted by the Committee) and provided further that such Assignee Entity shall not further sell, pledge, transfer, assign or otherwise alienate or hypothecate such Option.

12.Compliance with Laws and Regulations.

This Plan, the grant, issuance, vesting, exercise and settlement of Options hereunder and the obligation of Odonate to sell, issue or deliver shares of Common Stock under such Options, shall be subject to all applicable foreign, federal, state and local laws, rules and regulations, stock exchange rules and regulations, and to such approvals by any governmental or regulatory agency as may be required. Odonate shall not be required to register in a Participant’s name or deliver Common Stock prior to the completion of any registration or qualification of such shares under any foreign, federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent Odonate is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Odonate’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, Odonate and its Subsidiaries shall be relieved of any liability with respect to the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Common Stock shall be issued and/or transferable under any other Option unless a registration statement with respect to the Common Stock underlying such Option is effective and current or Odonate has determined, in its sole and absolute discretion, that such registration is unnecessary.

In the event an Option is granted to or held by a Participant who is employed or providing services outside the United States, the Committee may, in its sole discretion, modify the provisions of the Plan or of such Option as they pertain to such individual to comply with applicable foreign law or to recognize differences in local law, currency or tax policy. The Committee may also impose conditions on the grant, issuance, exercise, vesting, settlement or retention of Options in order to comply with such foreign law and/or to minimize Odonate’s obligations with respect to tax equalization for Participants employed outside their home country.

13.Withholding.

To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to Odonate for the satisfaction of any withholding tax obligations that arise with respect to any Option, or the issuance or sale of any shares of Common Stock. Odonate shall not be required to recognize any Participant rights under an Option, to issue shares of Common Stock or to recognize the disposition of such shares of Common Stock until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by Odonate withholding cash from any compensation otherwise payable to or for the benefit of a Participant, Odonate withholding a portion of the shares of Common Stock that otherwise would be issued to a Participant under such Option or by the Participant tendering to Odonate cash or, if allowed by the Committee, shares of Common Stock.

14.Amendment of the Plan or Options.

The Board may amend, alter or discontinue this Plan and the Committee may amend or alter any agreement or other document evidencing an Option made under this Plan but, except as provided pursuant to the provisions of Section 10, no such amendment shall, without the approval of the stockholders of Odonate:

(a)increase the maximum number of shares of Common Stock for which Options may be granted under this Plan;

(b)reduce the price at which Options may be granted below the price provided for in Section 8(a);

(c)reprice outstanding Options as described in Section 8(c);

(d)extend the term of this Plan;

(e)change the class of persons eligible to be Participants;

(f)increase the individual maximum limits in Section 5(d) or 5(e); or

(g)otherwise amend the Plan in any manner requiring stockholder approval by law or the rules of any stock exchange or market or quotation system on which the Common Stock is traded, listed or quoted.

No amendment or alteration to the Plan or an Option or Grant Notice shall be made which would materially impair the rights of the holder of an Option, without such holder’s consent, provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any Change in Control that such amendment or alteration either: (i) is required or advisable in order for Odonate, the Plan or the Option to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard; or (ii) is not reasonably likely to significantly diminish the benefits provided under such Option, or that any such diminishment has been adequately compensated.

15.No Liability of Company.

Odonate, any Subsidiary or Affiliate which is in existence or hereafter comes into existence, the Board and the Committee shall not be liable to a Participant or any other person as to: (a) the non-issuance or sale of shares of Common Stock as to which Odonate has been unable to obtain from any regulatory body having jurisdiction the authority deemed by Odonate’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, vesting, exercise or settlement of any Option granted hereunder.

16.Non-Exclusivity of Plan.

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of Odonate for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of stock options otherwise than under this Plan or an arrangement not intended to qualify under Section 162(m) of the Code, and such arrangements may be either generally applicable or applicable only in specific cases.

17.Governing Law.

This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. Any reference in this Plan or in the agreement or other document evidencing any Options to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

18.No Right to Employment, Reelection or Continued Service.

Nothing in this Plan or a Grant Notice shall interfere with or limit in any way the right of Odonate, its Subsidiaries and/or its Affiliates to terminate any Participant’s employment, service on the Board or service at any time or for any reason not prohibited by law, nor shall this Plan or an Option itself confer upon any Participant any right to continue his or her employment or service for any specified period of time. Neither an Option nor any benefits arising under this Plan shall constitute an employment contract with Odonate, any Subsidiary and/or its Affiliates. Subject to Sections 4 and 14, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of Odonate, its Subsidiaries and/or its Affiliates.

19.No Liability of Committee Members.

No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and Odonate shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of Odonate to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under Odonate’s Certificate of Incorporation and Bylaws (as each may be amended from time to time), as a matter of law, or otherwise, or any power that Odonate may have to indemnify them or hold them harmless.

20.Severability.

If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

21.Unfunded Plan.

The Plan is intended to be an unfunded plan. Participants are and shall at all times be general creditors of Odonate with respect to their Options. If the Committee or Odonate chooses to set aside funds in a trust or otherwise for the payment of Options under the Plan, such funds shall at all times be subject to the claims of the creditors of Odonate in the event of its bankruptcy or insolvency.

22.Clawback/Recoupment.

Options granted under this Plan will be subject to recoupment in accordance with any clawback policy that Odonate adopts or is required to adopt pursuant to the listing standards of any national securities exchange or association on which Odonate’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in a Grant Notice as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of misconduct. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any Participant and Odonate.

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EVENT #  CLIENT #  PROXY TABULATOR FOR  ODONATE THERAPEUTICS, INC.  P.O. BOX 8016  CARY, NC 27512-9903  The undersigned hereby appoints Kevin Tang and John Lemkey, and each or either of them, as the true and lawful  attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each or either  of them, to vote all of the shares of common stock of Odonate Therapeutics, Inc. that the undersigned is entitled to  vote at said meeting and any adjournments or postponements thereof on the matters specified and on such other  matters as may be properly brought before the meeting or any adjournments or postponements thereof, conferring  authority on such true and lawful attorneys to vote in their discretion on such other matters as may properly come  before the meeting and revoking any proxy heretofore given.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS  GIVEN, WILL BE VOTED “FOR” All DIRECTOR NOMINEES AND “FOR” PROPOSALS 2, 3 AND 4. IN THE EVENT  ANY OF THE DIRECTOR NOMINEES IS UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE, THE SHARES  REPRESENTED BY THIS PROXY MAY BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD  OF DIRECTORS.  All votes must be received by 8:59 p.m. Pacific Time on July 21, 2019.  MAIL  OR .. Mark, sign and date your Proxy Card/Voting Instruction Form.  .. Detach your Proxy Card/Voting Instruction Form.  .. Return your Proxy Card/Voting Instruction Form in the  postage-paid envelope provided.  OR  INTERNET  VOTE BY:  Odonate Therapeutics, Inc.  Annual Meeting of Stockholders  to Be Held on Monday, July 22, 2019  for Holders as of June 21, 2019  This proxy is being solicited on behalf of the Board of Directors  Please separate carefully at the perforation and return just this portion in the envelope provided.  For  For  For  2: Ratification of the selection of Squar Milner  LLP as the Company’s independent registered  public accounting firm for the year ending  December 31, 2019  3: Advisory approval of the Company’s  executive compensation  4: Approval of the amendment of the Odonate  Therapeutics, Inc. 2017 Stock Option Plan  to increase the number of shares of  common stock issuable thereunder by  1,500,000  Date: July 22, 2019  Time: 9:00 a.m. Pacific Time  Place: 4747 Executive Drive, San Diego, CA 92121  Odonate Therapeutics, Inc.  Annual Meeting of Stockholders  Please Sign Here Please Date Here  Please Sign Here Please Date Here  Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all  persons should sign. Trustees, administrators, etc. should include title and authority. Corporations  should provide full name of corporation and title of authorized officer signing the proxy.  Authorized Signatures - This section must be  completed for your instructions to be executed.  For  For  For  For  For  For  For  Against  Directors  Recommend  Abstain  Please make your marks like this: Use dark black pencil or pen only  01 Kevin Tang  02 Jeff Vacirca  03 Aaron Davis  04 Laura Johnson Douglass  05 Craig Johnson  06 Robert Rosen  07 George Tidmarsh  The Board of Directors recommends a vote “FOR” all director nominees  and “FOR” Proposals 2, 3 and 4.  1: Election of directors  For  TELEPHONE  Go to www.proxypush.com/ODT  .. Cast your vote online.  .. View meeting documents.  Call 866-390-5360  .. Use any touch-tone telephone.  ..Have your Proxy Card/Voting Instruction Form ready.  .. Follow the simple recorded instructions.

If you plan to attend the meeting, please mark this box.  Proxy — Odonate Therapeutics, Inc.  Annual Meeting of Stockholders  July 22, 2019, 9:00 a.m. Pacific Time  This proxy is being solicited on behalf of the Board of Directors  The undersigned appoints Kevin Tang and John Lemkey (the “Named Proxies”),  and each or either of them, as proxies for the undersigned, with full power of  substitution, to vote all of the shares of common stock of Odonate Therapeutics,  Inc., a Delaware corporation (the “Company”), that the undersigned is entitled  to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of the  Company to be held at 4747 Executive Drive, San Diego, CA 92121 on July 22,  2019 at 9:00 a.m. Pacific Time and any adjournments or postponements thereof.  The Annual Meeting is being held for the following purposes:  1. To elect the 7 director nominees named in the Proxy Statement to serve until  the 2020 Annual Meeting of Stockholders and until their successors are duly  elected and qualified;  2. To ratify the selection of Squar Milner LLP as the Company’s independent  registered public accounting firm for the year ending December 31, 2019;  3. To approve the Company’s executive compensation on an advisory basis;  4. To approve the amendment of the Odonate Therapeutics, Inc. 2017 Stock  Option Plan to increase the number of shares of common stock issuable  thereunder by 1,500,000; and  5. To transact any other matters that may properly come before the Annual  Meeting or any adjournments or postponements thereof.  The 7 directors up for reelection are: Kevin Tang, Jeff Vacirca, Aaron Davis, Laura  Johnson Douglass, Craig Johnson, Robert Rosen and George Tidmarsh.  The Board of Directors of the Company recommends a vote “FOR” all director  nominees and “FOR” Proposals 2, 3 and 4.  This proxy, when properly executed, will be voted in the manner directed  herein. If no direction is made, this proxy will be voted “FOR” all director  nominees and “FOR” Proposals 2, 3 and 4. In their discretion, the Named  Proxies are authorized to vote on such other matters that may properly  come before the Annual Meeting or any adjournments or postponements  thereof.  You are encouraged to specify your choice by marking the appropriate box  (SEE REVERSE SIDE), but you need not mark any box if you wish to vote  in accordance with the Board of Directors’ recommendations. The Named  Proxies cannot vote your shares unless you sign and return this card.  Please separate carefully at the perforation and return just this portion in the envelope provided.